[LOGO]







ANNUAL REPORT                                      Armada

MAY 31, 1997                                       Funds

                                                   Equity

                                                   Series


ARMADA MID CAP REGIONAL FUND

ARMADA EQUITY GROWTH FUND

ARMADA EQUITY INCOME FUND



                                                      [ARMADA LOGO]
                                                          ARMADA
                                                           FUNDS
                                                Financial Power Close at Hand

LOGO                        ARMADA FUNDS
                            EQUITY SERIES
                            ANNUAL REPORT - MAY 31, 1997

                                   TABLE OF CONTENTS
 ARMADA                            Chairman's Message.......................................      1
 MID CAP                           Equity Market Overview...................................      3
 REGIONAL
 FUND                              FUND OVERVIEWS
                                    Armada Mid Cap Regional Fund.............................     4
 ARMADA                             Armada Equity Growth Fund................................     7
 EQUITY GROWTH                      Armada Equity Income Fund................................    10
 FUND
                                   PORTFOLIOS OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
 ARMADA                             Armada Mid Cap Regional Fund.............................    12
 EQUITY INCOME                      Armada Equity Growth Fund................................    16
 FUND                               Armada Equity Income Fund................................    20

                                   FINANCIAL STATEMENTS
                                    Statement of Assets and Liabilities......................    24
                                    Statement of Operations..................................    25
                                    Statement of Changes in Net Assets.......................    26

                                   NOTES TO FINANCIAL STATEMENTS............................     27

                                   REPORT OF INDEPENDENT AUDITORS...........................     32


- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDERS:

                              It is a pleasure to report to you that the total
                            assets in Armada Funds stand at $5.40 billion at May 31, 1997, an increase of 31% over the $4.12 billion of a year ago. This growth resulted from additional investments, sustained improvement in income, and the transfer of the remaining Inventor Funds. The accompanying annual report contains each fund's audited financial statements and its specific portfolio of investments.

                            INVESTMENT PERFORMANCE LEADERSHIP

                              In all our investment activity, we share one goal:
                            To seek to provide shareholders with a variety of investment opportunities from a wide range of funds that consistently outperform the benchmark indices for each fund over time. Reflecting that objective, Armada Funds is receiving recognition as a top performer by the financial press. The funds have won mentions in the Wall Street Journal's Mutual Fund Scorecard on several occasions, as well as in Investor's Business Daily. Performance for all funds has been very competitive, reflecting the expertise and dedication of our Armada Funds managers.

                            EXPANDED PRODUCT OFFERINGS

                              Developing new products and refining current
                            offerings are important functions of Armada Funds as we strive to provide you with the highest quality investment services. During the year, our integration of the Inventor Funds allowed us to offer you four new Armada portfolios: the Intermediate Government Fund, the GNMA Fund, the Pennsylvania Municipal Fund, and the Pennsylvania Tax Exempt Fund (a money market fund). The Armada Enhanced Income Fund adopted a new investment objective which seeks increased total return potential.

                              Armada Funds also serves as a mainstay for
                            National City's asset allocation program,
                            FutureQuest. For each FutureQuest investor, a portfolio of mutual funds is created based on individual goals, time-frame, and tolerance for risk. That portfolio is then monitored and rebalanced as necessary. The FutureQuest process adds value by defining and maintaining the investor's focus, while Armada Funds provides a quality investment vehicle for deploying the assets.

LOGO                        CHAIRMAN'S MESSAGE

                              Our communication with you, our shareholders, is a
                            crucial function of our business. Please call 1-800-622-FUND (3863) when you want more information about your investment or any of the Armada Funds. You'll find highly trained, licensed representatives on the other end of the telephone who stand ready to assist you.

                              You can also find a multitude of information about
                            Armada Funds on the National City World Wide Web page at WWW.NATIONAL-CITY.COM. Click on Invest It! and you and other prospective investors can access performance information, view prospectuses and learn more about the many benefits of investing with Armada Funds.

                              We look forward to continuing to serve your
                            investment needs.

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds Board of Trustees

LOGO                        EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"THE FACTORS THAT CREATED THE
INVESTOR CONFIDENCE NECESSARY
FOR A SUPER-CYCLE BULL MARKET
REMAIN FIRMLY IN PLACE."
                              What's not to like? Armada Funds' fiscal year
                            ended May 31, 1997 was a fabulous year to be invested in equities as the S&P 500 Stock Index returned +29.4%. It was a period that was as close as we are likely to see to "stock market nirvana." The economy kept moving right along, sprinting for a couple of months, coasting for a couple more and then picking up the pace again. It certainly did not seem like we were in the seventh year of economic expansion. All the bad things that are supposed to happen at this stage were absent: no labor problems, no inflation, no surging interest rates.

                              Instead, the components of a virtuous investment
                            circle remained in place, including low interest rates, low inflation, a just-right economy, huge inflows to equity mutual funds, and record stock buybacks and mergers. Last but not least, earnings recorded upside surprises every quarter!

                              Not surprisingly, the S&P 500 extended its run of
                            positive returns to ten consecutive quarters. On the other hand, the over-the-counter and smaller capitalization indexes lagged badly. This part of the market suffered a serious decline in the first half of our fiscal year, and even though it recovered in 1997, the S&P Midcap returned only 18.15% and the primary smaller stock measure, the Russell 2000, was up a mere 6.97% for the fiscal year. We are obviously pleased that the ARMADA Mid Cap Regional Fund institutional shares returned 23.6% during this difficult period.

                              The question that must be addressed at this point
                            is whether the market has simply run up too far. Should we fear a serious decline, or stay invested? For our answer, we constantly review numerous factors. Our current opinion of them is as follows:
                            Longer term sentiment measures (investor psychology) are complacent. Rising speculation can go hand in hand with this sentiment, but is not occurring at this time. Valuations are high (actually extreme by many measures). However, we always point out that valuation is not a timing tool -- it simply indicates a higher than normal level of risk in this market. Lastly, market technicals look very solid. In combination with the economic scenario described above, these factors all point to a market environment that bears close watching.

                              However, we are firm believers that investors
                            should always keep the major trend in mind as strategic asset allocation decisions are made. That major trend still clearly deserves a Bullish label. The factors that created the investor confidence necessary for a super-cycle bull market remain firmly in place. Those factors are, of course, the Three D's: Disinflation, Demographics and Dampened economic volatility. Until they are completely played out, our longer term bias will continue to be on the bullish side.

LOGO                        ARMADA MID CAP REGIONAL FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
LAWRENCE E. BAUMGARTNER,
  PRESIDENT
  BROAD STREET
  ASSET MANAGEMENT

FUND'S DATE OF INCEPTION:
JULY 26, 1994 (INSTITUTIONAL SHARES)
AUGUST 15, 1994 (RETAIL SHARES)

ASSETS:
$199,311,121 (INSTITUTIONAL SHARES)
$  4,928,691 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK CAPITAL APPRECIATION BY
INVESTING IN A DIVERSIFIED
PORTFOLIO OF PUBLICLY TRADED
EQUITY SECURITIES OF ISSUERS
WHICH ARE DOMICILED PRIMARILY IN
OHIO, INDIANA, KENTUCKY AND
PENNSYLVANIA AND CONTIGUOUS
STATES AND OTHER STATES IN WHICH
NATIONAL CITY CORPORATION
AFFILIATES ARE LOCATED.
                            RECENT PERFORMANCE

                              For the six months ended May 31, 1997, the small-
                            and mid-cap markets turned in reasonably strong results, with the Russell 2000 index showing a 7.5% return, and the S&P Midcap index gaining 9.2%. Similar to the previous six-month period, this time-frame showed a nice advance through February, a sharp month-long correction through parts of March and April, followed by a new advance lasting to this writing. And while these numbers look reasonably positive, there has been a sharp divergence between the types of stocks which have continued to move ahead versus those which have struggled. This divergence is clearly defined by looking at the Russell 2000 growth index which showed a 3.75% return, while the Russell 2000 value index generated a 12.83% return.

                              Clearly, the more speculative, high growth areas
                            of the smaller cap markets suffered over the past twelve months while the more value oriented stocks continued to march on in a somewhat methodical fashion. Experience shows that this type of market action is quite normal, if not predictable, and is somewhat like the old story of the tortoise and the hare. The value stocks, represented by the tortoise, show much less volatility than the growth stocks which tend to race ahead and then be pulled sharply back.

                            FUND STRATEGIES

                              Because the Armada Mid Cap Regional Fund is
                            managed with a value bias, we were able to continue marching forward, generating a 15.17% return over the past 6 months and 23.61% over the past year. Over the past twelve months, the Russell 2000 and S&P Midcap have gained 6.97% and 18.15%, respectively. Since inception in 1994, this Fund has compounded returns at a 21.4% annual rate. We were helped over this reporting period by reasonably good stock selection and by avoiding the pitfalls in the technology and healthcare sectors of our market. Takeover activity remained high in the Fund as several of our holdings were merged with larger entities, and our largest sector weighting in the financial stocks continues to perform at above average levels. Horace Mann Educators Corp., our largest position at the end of the first quarter, gained 28% over the past six months and is still reasonably priced at 13.5X 1997 estimated earnings.

LOGO                        ARMADA MID CAP REGIONAL FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"BECAUSE THE ARMADA MID CAP
REGIONAL FUND IS MANAGED WITH
A VALUE BIAS, WE WERE ABLE TO
CONTINUE MARCHING FORWARD,
GENERATING A 15.17% RETURN OVER
THE PAST 6 MONTHS AND 23.61%
OVER THE PAST YEAR."

                            FUND STRUCTURE

                              The portfolio structure has changed moderately
                            over the past six months as we have moved to a more neutral position from a sector standpoint. Our largest overweight is in the Financial Services sector at 24% of fund assets, with continued emphasis on the insurance group. In short, there are few sectors showing up as significantly over- or under-valued today, and thus our methodology leads us to a more neutral posture until the situation dictates change.

                            LOOKING AHEAD

                              Those shareholders who have read our previous
                            commentaries know we manage assets with an eye toward value, and a discipline of buying shares which are depressed in price, but rich in the assets they represent. This Fund offers investors a highly disciplined, value approach to regional investing in small- and mid-cap securities. As to whether it is time for the small- and mid-cap stocks to take back market leadership from the large caps which have dominated the market since April of 1994, we find that prognostications are not very helpful in generating above average results for fund holders. From our view at Broad Street, we know that history shows that the smaller cap markets outperform large cap stocks approximately 6.5 years out of 10, and that the odds are moving our way following three years favoring the larger cap stocks.

                              In the meantime, the Mid Cap Regional Fund enters
                            June trading at a very modest Price/Earnings ratio of 15X, compared to a market trading at 21.7X. We enter June trading at a meager 1.4X Price/Book multiple in a "market" trading at 3.4X reported book value. We are comfortable that each stock we own in the Fund represents solid underlying value and, as a fellow shareholder in this Fund, I look forward to the year ahead.

LOGO                        ARMADA MID CAP REGIONAL FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE PORTFOLIO STRUCTURE HAS
CHANGED MODERATELY OVER THE
PAST SIX MONTHS AS WE HAVE
MOVED TO A MORE NEUTRAL
POSITION FROM A SECTOR
STANDPOINT."
                                                            ==============================================================
                                                                             TOTAL RETURNS as of 5/31/97
                                                            --------------------------------------------------------------
                                                                                               1-Year     Since Inception(2,4)
                                                                                               ---------------------------
                                                            Armada Mid Cap Regional Fund
                                                            Institutional Shares(1)                23.61%       21.37%
                                                            --------------------------------------------------------------
                                                            Armada Mid Cap Regional Fund
                                                            Retail Shares With Sales Charge        18.68%       18.78%
                                                                          Without Sales Charge     23.26%       20.43%
                                                            --------------------------------------------------------------
                                                               Past performance is not predictive of future performance.


                                     GROWTH OF A $10,000 INVESTMENT (3)

         MEASUREMENT PERIOD                                   RET
       (FISCAL YEAR COVERED)        INSTITUTIONAL(1)         W/SALES LOAD            RUSSELL 2000    S&P MIDCAP 400
11-94                                   10,490                    9,839                   10,055               9,970
5-95                                    11,462                   10,736                   11,230              11,372
11-95                                   12,338                   11,537                   12,920              13,205
5-96                                    14,057                   13,128                   15,262              14,604
11-96                                   15,087                   14,071                   15,056              15,687
5-97                                    17,375                   16,182                   16,327              17,261

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.
                            2 The Armada Mid Cap Regional Fund's date of
                              inception was July 26, 1994 for Institutional shares and August 15, 1994 for Retail shares.
                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.
                            4 Annualized.

LOGO                        ARMADA EQUITY GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
ERIC S. FUCHS,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$255,594,342 (INSTITUTIONAL SHARES)
$  6,931,149 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF TOTAL
RETURN ARISING OUT OF CAPITAL
APPRECIATION AND INCOME. THE
FUND INVESTS IN COMMON STOCKS
AND SECURITIES CONVERTIBLE INTO
COMMON STOCKS.
                            RECENT PERFORMANCE

                              The Armada Equity Growth Fund achieved a total
                            return of 29.57% for Institutional shareholders and 29.24% (before sales charges) for Retail shareholders for the fiscal year ended May 31, 1997.

                              The Fund ranked in the top decile of all growth
                            funds (over 600) in the Lipper universe for the twelve months ending May 31, 1997. Similarly, the Fund is also ranked in the top decile for the calendar YTD ending May 31, 1997 (five months). The vast majority of growth fund managers lagged the S&P 500 Stock Index which was up 29.4% and the more volatile and concentrated S&P BARRA Growth Index which appreciated 33.3%.

                              Leading the Fund's fiscal year performance with
                            gains of over 40% were core positions in health care such as Abbott Labs, Bristol Meyers, Lilly, Pfizer and Schering Plough, as well as opportunity stocks such as Caterpillar, Monsanto, Texas Instruments, Tyco International and United Technologies. Holding back performance of the Fund was an underweighting in the top six S&P/BARRA Growth Index stocks which now account for over 25% of the index.

                            FUND STRATEGIES

                              The critical element in the Fund's stock selection
                            methodology revolves around superior earnings growth. Stock purchases over the past year have further strengthened the growth characteristics of the Fund. We believe that companies demonstrating superior earnings growth, superior profitability and increasing market share represent a great opportunity for investors to realize total returns in excess of the broad market averages over a three-to-five year time horizon.

                            FUND STRUCTURE

                              The Fund's portfolio consists of two primary
                            components: "Core" and "Opportunity." The core of the Fund consists of large blue chip growth companies with strong historic and prospective growth rates, excellent balance sheet and profitability characteristics, industry leadership positions, and shareholder oriented management. Our top core holdings include Procter & Gamble, Home Depot, Schlumberger, General Electric, Intel, Microsoft, Merck, Pfizer, Coca Cola, PepsiCo and Philip Morris. All of these companies have maintained their industry leadership over many years and have also met earnings expectations over the trailing year.

LOGO                        ARMADA EQUITY GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

". . . WE WILL CONTINUE TO FOCUS ON
REASONABLY PRICED STOCKS WITH
IMPROVING EARNINGS GROWTH
CHARACTERISTICS THAT PROVIDE
ATTRACTIVE OPPORTUNITIES FOR
CAPITAL APPRECIATION."

                              The second and equally important component of the
                            portfolio is the opportunity section. These are companies which are entering the most attractive stage of their earnings growth cycle. Utilizing our own earnings analysis process and our proprietary Earnings Growth Valuation Model, as well as selected Wall Street and other sources, we will include these companies in the portfolio on a "timely" basis.

                            LOOKING AHEAD

                              Looking forward, we will continue to focus on
                            reasonably priced stocks with improving earnings growth characteristics that provide attractive opportunities for capital appreciation. Moreover, our high quality core holdings should act as an "anchor to the wind," as they produce consistent and predictable earnings growth.

                              We are optimistic that the combination of core and
                            opportunity equity positions will continue to generate favorable relative results for the Fund.

LOGO                                    ARMADA EQUITY GROWTH FUND OVERVIEW

                                        COMMENTS FROM THE MANAGER

". . . OUR HIGH QUALITY CORE
HOLDINGS SHOULD ACT AS AN
'ANCHOR TO THE WIND', AS THEY
PRODUCE CONSISTENT AND
PREDICTABLE EARNINGS GROWTH."

===================================================================================================================
                                       TOTAL RETURNS as of 5/31/97
-------------------------------------------------------------------------------------------------------------------
                                                    1-Year     3-Years(4)     5-Years(4)     Since Inception(2,4)
                                                    ---------------------------------------------------------------
Armada Equity Growth Fund
Institutional Shares(1)                             29.57%       21.33%         14.19%               14.31%
-------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund
Retail Shares With Sales Charge                     24.41%       19.51%         13.05%               13.48%
              Without Sales Charge                  29.24%       21.04%         13.92%               14.06%
-------------------------------------------------------------------------------------------------------------------
                                Past performance is not predictive of future performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

         MEASUREMENT PERIOD                                     RETAIL
       (FISCAL YEAR COVERED)      INSTITUTIONAL SHARES(1)      W/SALES LOAD                S&P 500           BARRA GROWTH INDEX
MAY-1990                                  10,846                   10,439                   10,508                  10,711
NOV-1990                                  10,074                    9,696                   10,608                  10,704
MAY-1991                                  12,810                   12,329                   11,724                  12,009
NOV-1991                                  12,579                   12,071                   11,679                  12,058
MAY-1992                                  13,950                   13,374                   11,294                  11,454
NOV-1992                                  15,164                   14,519                   12,297                  12,594
MAY-1993                                  14,955                   14,311                   12,999                  13,083
NOV-1993                                  14,912                   14,246                   12,723                  12,609
MAY-1994                                  15,166                   14,470                   12,788                  12,485
NOV-1994                                  14,987                   14,286                   12,417                  12,282
MAY-1995                                  16,776                   15,969                   13,637                  13,447
NOV-1995                                  18,942                   18,005                   15,327                  15,085
MAY-1996                                  20,905                   19,855                   16,412                  15,170
NOV-1996                                  24,067                   22,838                   17,821                  17,727
MAY-1997                                  27,087                   25,660                   19,262                  19,286

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.
                            2 The Armada Equity Growth Fund's date of inception
                              was December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares.
                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.
                            4 Annualized.

LOGO                        ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
 EQUITY VALUE
 STYLE TEAM OF
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
JULY 1, 1994 (INSTITUTIONAL SHARES)
AUGUST 22, 1994 (RETAIL SHARES)

ASSETS:
$127,130,453 (INSTITUTIONAL SHARES)
$    409,603 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A COMPETITIVE TOTAL RATE OF
RETURN THROUGH INVESTMENTS IN
EQUITY AND EQUITY EQUIVALENT
SECURITIES WHICH CARRY PREMIUM
CURRENT YIELDS.

                            RECENT PERFORMANCE

                              The Armada Equity Income Fund recorded a 9.58%
                            return for Institutional shareholders and a 9.45% return (before sales charges) for Retail shareholders for the six-month period ended May 31, 1997. The Fund's benchmark, the Standard and Poor's/BARRA Value Index ("the BARRA Value"), returned 10.30% over the same period. Industry weights that aided performance of the Fund include overweights in international oils and banks, and an underweight in telephones. Industry weights that detracted from performance include underweights in health care (non-drug) and oil service stocks, and an overweight in chemicals. In terms of more general portfolio characteristics, stocks with below average volatility hindered performance in the six-month period as the market favored higher-volatility stocks. For the fiscal year ended May 31, 1997, the Fund recorded a 24.62% return for Institutional shareholders and 24.33% return (before sales charge) for Retail shareholders. The BARRA Value returned 25.35% over the period.

                            FUND STRUCTURE

                              During the past six months, the Fund's yield
                            increased relative to the BARRA Value and the Fund's weighted average market capitalization declined to the benchmark level of approximately $30 billion. Given the outperformance of many low yielding, large capitalization issues, we began finding higher yielding, lower capitalization stocks more attractive.

                            FUND STRATEGIES

                              Relative to the BARRA Value, the Fund is currently
                            overweighted in basic materials, energy, capital goods, and interest sensitive stocks. The fund is underweighted in technology, consumer services, and health care industries. The weighted average market capitalization is now very similar to that of the benchmark, indicating that the Fund is currently neutral with respect to large capitalization stocks versus small and middle capitalization stocks. The Fund continues to carry a premium dividend yield as compared to the BARRA Value. The beta of the portfolio is less than one, reflecting the lower volatility of higher yielding stocks.

                            LOOKING AHEAD

                              The Fund's defensive, income-oriented discipline
                            will be maintained going forward. In the event of a market correction, we believe the Fund, with its higher yield, is well-positioned to outperform higher risk profile investments.

LOGO                        ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"DURING THE PAST SIX MONTHS, THE
FUND'S YIELD INCREASED RELATIVE TO
THE BARRA VALUE AND THE
FUND'S WEIGHTED AVERAGE MARKET
CAPITALIZATION DECLINED TO THE
BENCHMARK LEVEL OF
APPROXIMATELY $30 BILLION."

                                          ==============================================================
                                                           TOTAL RETURNS as of 5/31/97
                                          --------------------------------------------------------------
                                                                            1-Year   Since Inception(2,4)
                                                                            ----------------------------
                                           Armada Equity Income Fund
                                           Institutional Shares(1)           24.62%          19.62%
                                          --------------------------------------------------------------
                                           Armada Equity Income Fund
                                           Retail Shares With Sales Charge   19.69%          17.69%
                                                    Without Sales Charge     24.33%          19.32%
                                          --------------------------------------------------------------
                                             Past performance is not predictive of future performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

         MEASUREMENT PERIOD                                    RETAIL SHARES
       (FISCAL YEAR COVERED)         INSTITUTIONAL(1)             W/LOAD                S&P 500         BARRA
11-94                                      9,960                   9,337                 10,333         10,056
5-95                                      11,309                  10,595                 12,317         12,041
11-95                                     12,440                  11,642                 14,150         13,568
5-96                                      13,540                  12,646                 15,817         15,212
11-96                                     15,398                  14,366                 18,090         17,293
5-97                                      16,872                  15,724                 20,468         19,085

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Equity Income Fund's date of inception
                              was July 1, 1994 for Institutional shares and August 22, 1994 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA MID CAP REGIONAL FUND

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- 93.0%
AEROSPACE -- 0.3%
  ECC International Corp.+...     100,000    $    662,500
                                             ------------
AUTOMOTIVE PARTS -- EQUIPMENT -- 6.4%
  Amcast Industrial Corp. ...      42,900       1,051,050
  Borg-Warner Automotive,
   Inc. .....................      62,500       3,046,875
  Excel Industries, Inc. ....      50,000         906,250
  Simpson Industries,
   Inc. .....................     100,000       1,018,750
  Spartan Motors, Inc. ......     234,000       1,755,000
  Standard Products Co. .....     118,400       2,945,200
  TBC Corp.+.................     177,500       1,353,437
  Transpro Inc. .............     145,900       1,258,387
                                             ------------
                                               13,334,949
                                             ------------
BANKING -- 3.2%
  First Virginia Banks,
   Inc. .....................      45,000       2,520,000
  Huntington Bancshares,
   Inc. .....................      31,425         893,648
  Unionbancal Corp. .........      50,000       3,318,750
                                             ------------
                                                6,732,398
                                             ------------
BUILDING & BUILDING SUPPLIES -- 3.0%
  D.R. Horton, Inc. .........      75,000         726,562
  Pulte Corp. ...............      80,000       2,530,000
  Ryland Group, Inc. ........     100,000       1,300,000
  Standard-Pacific Corp. ....      50,200         514,550
  Synthetic Industries,
   Inc.+.....................      65,000       1,226,875
                                             ------------
                                                6,297,987
                                             ------------
BUSINESS SERVICES -- 0.8%
  Information Resources,
   Inc.+.....................     116,800       1,752,000
                                             ------------
CHEMICALS -- 2.2%
  American Pacific Corp.+....     100,000         646,875
  High Plains Co.+...........     220,000         770,000
  Wellman, Inc. .............     175,400       3,135,275
                                             ------------
                                                4,552,150
                                             ------------
CONSUMER NON-DURABLE -- 1.4%
  Paragon Trade Brands
   Inc.+.....................     175,900       2,836,387
                                             ------------
DRUGS & HEALTH CARE -- 1.2%
  Bindley Western Industries,
   Inc. .....................     112,000       2,464,000
                                             ------------

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
ELECTRONICS -- 2.7%
  Bell Industries, Inc.+.....     104,500    $  1,946,312
  Jaco Electronics, Inc.+....     120,000         810,000
  Marshall Industries,
   Inc.+.....................      68,000       2,473,500
  Sterling Electronics
   Corp.+....................      29,900         358,800
                                             ------------
                                                5,588,612
                                             ------------
ENTERTAINMENT -- 2.1%
  King World Productions,
   Inc. .....................     115,000       4,326,875
                                             ------------
FINANCIAL SERVICES -- 7.4%
  Countrywide Credit
   Industries, Inc. .........     175,000       4,703,125
  Eaton Vance Corp. .........      37,200         916,050
  Equitable of Iowa..........      12,000         664,500
  Homeside Inc. .............      60,400       1,079,650
  Lawyers Title Corp. .......      89,200       1,605,600
  Liberty Financial
   Companies, Inc. ..........      59,000       2,643,937
  Nationwide Financial
   Services+.................      60,000       1,687,500
  U.S. Trust Corp. ..........      45,000       2,109,375
                                             ------------
                                               15,409,737
                                             ------------
FOODS -- 4.1%
  Chiquita Brands
   International, Inc. ......     170,000       2,613,750
  John B. Sanfillippo+.......     125,000         765,625
  Thorn Apple Valley,
   Inc.+ ....................     171,100       3,037,025
  WLR Foods, Inc.............     222,461       2,210,706
                                             ------------
                                                8,627,106
                                             ------------
FREIGHT & SHIPPING -- 1.8%
  Airborne Freight Corp. ....      98,200       3,756,150
                                             ------------
HOTEL/RESTAURANTS -- 1.1%
  Red Roof Inns, Inc.+.......     143,400       2,348,175
                                             ------------
INSURANCE -- BROKER -- 3.3%
  Acordia, Inc. .............     160,000       5,680,000
  Gallagher (Arthur J.) &
   Co. ......................      40,000       1,270,000
                                             ------------
                                                6,950,000
                                             ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA MID CAP REGIONAL FUND

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
INSURANCE -- LIFE -- 1.5%
  FBL Financial Group,
   Inc. .....................      40,000    $  1,175,000
  Kansas City Life Insurance
   Co. ......................      25,200       1,852,200
                                             ------------
                                                3,027,200
                                             ------------
INSURANCE -- PROPERTY AND CASUALTY -- 8.8%
  Farm Family Holdings,
   Inc. +....................      51,000       1,364,250
  Harleysville Group,
   Inc. .....................     100,700       3,637,787
  Horace Mann Educators
   Corp. ....................     205,600       9,920,200
  PXRE Corp. ................     126,500       3,415,500
                                             ------------
                                               18,337,737
                                             ------------
MACHINERY (MINING) -- 0.2%
  Astec Industries...........      40,000         470,000
                                             ------------
MANUFACTURING -- 2.2%
  NACCO Industries, Inc.
   Class A...................      72,600       3,693,525
  Park Ohio Industries,
   Inc.+.....................      80,000       1,035,000
                                             ------------
                                                4,728,525
                                             ------------
MEDICAL & MEDICAL SERVICES -- 7.9%
  John Alden Financial
   Corp. ....................     522,300      11,098,875
  Pioneer Financial Services,
   Inc. .....................      71,400       2,008,125
  Rightchoice Managed Care,
   Inc., Class A+............      98,800       1,160,900
  West, Inc. ................      75,000       2,212,500
                                             ------------
                                               16,480,400
                                             ------------
METALS & MINING -- 2.9%
  Carbide/Graphite Group,
   Inc.+.....................      51,000       1,271,813
  Chase Brass Inds., Inc.+...      25,000         562,500
  Cleveland Cliffs, Inc. ....      65,000       2,746,250
  Nord Resources Corp.+......     515,600       1,482,350
                                             ------------
                                                6,062,913
                                             ------------
PAPER & FOREST PRODUCTS -- 0.7%
  Pope & Talbot, Inc. .......      86,200       1,422,300
                                             ------------
PERSONAL SERVICES -- 0.9%
  Olsten Corp. ..............      95,000       1,864,375
                                             ------------
                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
RAILROADS -- 0.4%
  Railtex Inc.+..............      45,000    $    832,500
                                             ------------
RETAIL FOOD CHAINS -- 0.9%
  Great Atlantic & Pacific
   Tea Co. Inc. .............      64,200       1,773,525
                                             ------------
RETAIL MERCHANDISING -- 1.5%
  Bon Ton Stores Inc.+.......     130,000         840,938
  Carson Pirie Scott &
   Co.+......................      50,000       1,612,500
  Shoe Carnival, Inc.+.......      80,000         615,000
                                             ------------
                                                3,068,438
                                             ------------
SPECIALTY CHEMICALS -- 3.4%
  Ferro Corp. ...............      90,000       3,363,750
  Fuller (H.B.) Co. .........      22,000       1,204,500
  Schulman (A.), Inc. .......     115,000       2,544,375
                                             ------------
                                                7,112,625
                                             ------------
STEEL -- 4.0%
  Cold Metal Products,
   Inc.+.....................      24,000         135,000
  Huntco, Inc. ..............     121,200       1,621,050
  Insteel Industries,
   Inc. .....................     281,400       2,180,850
  Olympic Steel, Inc.+.......     115,000       1,897,500
  Steel Technologies,
   Inc. .....................     233,200       2,434,025
                                             ------------
                                                8,268,425
                                             ------------
TECHNOLOGY -- 7.8%
  Bel Fuse, Inc.+............      93,600       1,298,700
  Eagle Point Software
   Corp.+....................      70,000         295,313
  Exar Corp. ................     125,600       2,331,450
  Information Storage Devices
   Inc. .....................     114,000         819,375
  Mapinfo Corp.+.............     104,500       1,162,563
  Opti, Inc.+................     276,400       1,442,463
  SDL, Inc.+.................      96,000       1,932,000
  Sequent Computer Systems,
   Inc.+.....................     160,000       2,690,000
  System Software Associates,
   Inc.+.....................     213,000       1,963,594
  Vishay Intertechnology,
   Inc.+.....................      52,500       1,542,188
  Zilog Inc. +...............      32,400         720,900
                                             ------------
                                               16,198,546
                                             ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA MID CAP REGIONAL FUND

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
TELECOMMUNICATIONS -- 1.6%
  Aerial
   Communications Inc.+......     168,900    $  1,488,431
  Octel
   Communication Corp.+......      85,000       1,630,938
  Price
   Communications Corp. .....      33,900         258,488
                                             ------------
                                                3,377,857
                                             ------------
TOBACCO -- 2.4%
  DIMON, Inc. ...............     141,000       3,260,625
  Universal Corp. ...........      50,000       1,818,750
                                             ------------
                                                5,079,375
                                             ------------
TRUCKING -- 3.5%
  Hunt (J.B.) Transport
   Services, Inc. ...........     130,000       1,958,125
  M.S. Carriers, Inc.+.......     158,400       3,276,900
  MTL, Inc. .................      53,700       1,248,525
  USFreightways Corp. .......      33,600         810,600
                                             ------------
                                                7,294,150
                                             ------------
UTILITIES -- ELECTRIC -- 1.4%
  Illinova Corp. ............     133,200       2,913,750
                                             ------------
TOTAL COMMON STOCK.......................     193,951,667
                                             ------------
    (Cost $165,483,227)

PREFERRED STOCK -- 1.3%
ENERGY -- 1.3%
  Sun Co. Inc. ..............      90,000       2,632,500
                                             ------------
    (Cost $2,212,275)

TEMPORARY INVESTMENT -- 2.5%
  Fidelity Domestic Market
   Portfolio.................   5,166,001       5,166,001
                                             ------------
    (Cost $5,166,001)

                   MATURITY        PAR            VALUE
                   --------     ----------     ------------
REPURCHASE AGREEMENT -- 3.2%
Prudential-Bache Securities
   5.59%........   06/02/97     $6,700,000     $  6,700,000
                                               ------------
(Agreement dated 05/30/97,
   to be repurchased at
   $6,703,121 on 06/02/97;
   collateralized by
   $7,300,000 Federal
   National Mortgage
   Association, 6.25%, due
   on 06/25/22. The market
   value of the collateral
   is $6,779,875.)
   (Cost $6,700,000)
TOTAL INVESTMENTS -- 100.0%                    $208,450,168
    (Cost $179,561,503)                        ============
---------------
   *Cost for Federal income tax purposes -- $179,880,260
   The gross unrealized appreciation (depreciation) for
     Federal income tax purposes is as follows:
   Gross appreciation.....................     $ 31,154,532
   Gross depreciation.....................     $ (2,584,624)
                                               ------------
                                               $ 28,569,908
                                               ------------
   +Non-income producing security.

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS
                            ARMADA MID CAP REGIONAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              FOR THE YEAR ENDED MAY 31
                                                  --------------------------------------------------    FOR THE PERIOD ENDED MAY
                                                           1997                       1996                      31, 1995
                                                  -----------------------    -----------------------    -------------------------
                                                  INSTITUTIONAL   RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL(3)  RETAIL(3)
                                                  -------------   ------    -------------   ------    --------------    -------
Net asset value, beginning of period............. $   13.10     $12.94       $ 11.38      $11.26       $  10.00       $10.16
                                                   --------     ------       -------      ------        -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................       .09        .08           .08         .06            .10          .07
  Net gain on securities (realized and
    unrealized)..................................      2.90       2.83          2.41        2.37           1.36         1.11
                                                   --------     ------       -------      ------        -------       ------
      Total from investment operations...........      2.99       2.91          2.49        2.43           1.46         1.18
                                                   --------     ------       -------      ------        -------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income...........      (.09)      (.05)         (.08)       (.06)          (.04)        (.04)
  Dividends in excess of net investment income...      (.00)      (.00)         (.02)       (.02)          (.00)        (.00)
  Dividends from net realized capital gains......      (.85)      (.85)         (.67)       (.67)          (.04)        (.04)
                                                   --------     ------       -------      ------        -------       ------
      Total distributions........................      (.94)      (.90)         (.77)       (.75)          (.08)        (.08)
                                                   --------     ------       -------      ------        -------       ------
Net asset value, end of period................... $   15.15     $14.95       $ 13.10      $12.94       $  11.38       $11.26
                                                   ========     ======       =======      ======        =======       ======
TOTAL RETURN.....................................     23.61%     23.26%(5)     22.64%      22.28%(5)      17.42%(4)    14.80%(4,5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)............. $ 199,311     $4,929       $99,294      $4,702       $ 50,993       $3,567
Ratio of expenses to average net assets..........       .97%      1.22%         1.05%(1)    1.30%(2)       1.01%(1,4)   1.34%(2,4)
Ratio of net investment income to average net
  assets.........................................       .83%       .57%          .83%(1)     .58%(2)       1.31%(1,4)   1.09%(2,4)
Portfolio turnover rate..........................        64%        64%          106%        106%            69%          69%
Average commission rate.......................... $     .05      $  .05       $  .06      $  .06             --           --


(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15% and 1.17%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31,1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.38% and 1.05%, respectively.

(3) Institutional and Retail classes commenced operations on July 26, 1994 and August 15, 1994, respectively.

(4) Annualized.

(5) Total Return excludes sales charge.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY GROWTH FUND

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- 98.7%
AEROSPACE -- 1.1%
  United Technologies
   Corp. ...................       35,000    $  2,813,125
                                             ------------
AIRLINES -- 3.4%
  Delta Air Lines, Inc. ....       41,000       3,843,750
  Southwest Airlines Co. ...      110,000       2,832,500
  UAL Corp.+................       30,000       2,340,000
                                             ------------
                                                9,016,250
                                             ------------
BANKING -- 1.7%
  Chase Manhattan Corp. ....       10,000         945,000
  MBNA Corp. ...............      100,000       3,387,500
                                             ------------
                                                4,332,500
                                             ------------
BEVERAGES -- 4.0%
  Coca Cola Co. ............       90,000       6,142,500
  PepsiCo, Inc. ............      120,000       4,410,000
                                             ------------
                                               10,552,500
                                             ------------
BROADCASTING & PUBLISHING -- 1.1%
  Gannett Co., Inc. ........       30,000       2,775,000
                                             ------------
CHEMICALS -- 3.7%
  E.I. DuPont de Nemours &
   Co. .....................       20,200       2,199,275
  Monsanto Co. .............       90,000       3,960,000
  Praxair, Inc. ............       65,000       3,420,625
                                             ------------
                                                9,579,900
                                             ------------
COMPUTERS -- 10.1%
  America Online, Inc.+.....       90,000       4,972,500
  Compaq Computer, Inc.+....      100,000      10,825,000
  Hewlett Packard Co. ......       20,000       1,030,000
  Intel Corp. ..............       35,000       5,300,312
  Microsoft Corp.+..........       35,000       4,342,187
                                             ------------
                                               26,469,999
                                             ------------
CONSUMER NON-DURABLES -- 4.4%
  Gillette Co. .............       30,000       2,666,250
  Procter & Gamble Co. .....       65,000       8,961,875
                                             ------------
                                               11,628,125
                                             ------------
DIVERSIFIED -- 1.9%
  Corning Glass, Inc. ......       25,000       1,259,375
  Minnesota Mining &
   Manufacturing Co. .......       40,000       3,670,000
                                             ------------
                                                4,929,375
                                             ------------

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
DRUGS & HEALTH CARE -- 11.6%
  Abbott Laboratories ......       50,860    $  3,204,180
  Amgen, Inc. ..............       45,000       3,012,188
  Bristol-Myers Squibb
   Co. .....................       60,000       4,402,500
  CVS Corp. ................       12,379         592,635
  Eli Lilly & Co. ..........       40,000       3,720,000
  Johnson & Johnson.........       60,000       3,592,500
  Merck & Co., Inc. ........       45,000       4,044,375
  Pfizer, Inc. .............       50,000       5,143,750
  Schering Plough Corp. ....       30,000       2,722,500
                                             ------------
                                               30,434,628
                                             ------------
ELECTRICAL EQUIPMENT -- 0.4%
  Emerson Electric Co. .....       20,000       1,080,000
                                             ------------
ELECTRONICS -- 3.0%
  Diebold, Inc. ............       10,000         375,000
  General Electric Co. .....       90,000       5,433,750
  Honeywell, Inc. ..........       30,000       2,182,500
                                             ------------
                                                7,991,250
                                             ------------
ENTERTAINMENT -- 2.8%
  Walt Disney Co. ..........       90,000       7,368,750
                                             ------------
FINANCIAL SERVICES -- 1.6%
  Norwest Corp. ............       18,300         979,050
  Salomon, Inc. ............       40,000       2,145,000
  Travelers Group, Inc. ....       20,000       1,097,500
                                             ------------
                                                4,221,550
                                             ------------
FOODS -- 0.7%
  Campbell Soup Co. ........       40,000       1,840,000
                                             ------------
HEALTH CARE -- 0.9%
  Vencor Inc.+..............       56,000       2,282,000
                                             ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY GROWTH FUND

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
HOTEL/RESTAURANTS -- 0.7%
  La Quinta Inns, Inc. .....       82,000    $  1,886,000
                                             ------------
INSURANCE -- 0.8%
  American International
   Group, Inc. .............       16,000       2,166,000
                                             ------------
MACHINERY & HEAVY EQUIPMENT -- 2.9%
  Caterpillar, Inc. ........       35,000       3,416,875
  Halliburton Co. ..........       55,000       4,255,625
                                             ------------
                                                7,672,500
                                             ------------
MANUFACTURING -- 2.6%
  Allied-Signal, Inc. ......       20,000       1,535,000
  Tyco International Ltd....       85,000       5,397,500
                                             ------------
                                                6,932,500
                                             ------------
MEDICAL & MEDICAL SERVICES -- 4.0%
  Guidant Corp. ............       50,500       3,920,063
  Healthsouth Corp.+........      110,000       2,516,250
  United Healthcare
   Corp. ...................       55,000       3,107,500
  Warner-Lambert Co. .......       10,000       1,007,500
                                             ------------
                                               10,551,313
                                             ------------
METALS & MINING -- 1.0%
  Aluminum Company of
   America..................       35,000       2,576,875
                                             ------------
OFFICE PERSONNEL -- 0.4%
  Robert Half International
   Inc.+....................       25,000       1,071,875
                                             ------------
OFFICE & BUSINESS EQUIPMENT -- 1.3%
  Xerox Corp. ..............       50,000       3,387,500
                                             ------------
OIL EQUIPMENT & SERVICES -- 3.4%
  Baker Hughes, Inc. .......       50,000       1,875,000
  Schlumberger, Ltd.........       59,495       7,087,342
                                             ------------
                                                8,962,342
                                             ------------
PAPER & FOREST PRODUCTS -- 2.3%
  Fort Howard Corp. ........       90,000       4,134,375
  Kimberly-Clark Corp. .....       40,000       2,005,000
                                             ------------
                                                6,139,375
                                             ------------
                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
PHARMACEUTICAL -- 0.7%
  SmithKline Beecham........       20,000    $  1,750,000
                                             ------------
RESTAURANTS -- 1.2%
  McDonald's Corp. .........       60,000       3,015,000
                                             ------------
RETAIL STORES -- 13.4%
  Costco Cos., Inc.+........      140,000       4,733,750
  Dayton Hudson Corp. ......       50,000       2,406,250
  Home Depot, Inc. .........      155,000       9,765,000
  Kohls Corp. +.............       35,000       1,885,625
  Lowe's Companies..........       70,000       2,756,250
  Tandy Corp. ..............      100,000       5,400,000
  Walgreen Co. .............       25,000       1,168,750
  Wal-Mart Stores, Inc. ....      235,600       7,009,100
                                             ------------
                                               35,124,725
                                             ------------
TECHNOLOGY -- 1.0%
  Texas Instruments Inc. ...       30,000       2,696,250
                                             ------------
TELECOMMUNICATIONS -- 8.3%
  Cia. de Telecomunicaciones
   ADR......................       35,200       1,205,600
  Lucent Technologies,
   Inc. ....................      100,000       6,362,500
  MCI Communications
   Corp. ...................       30,000       1,153,125
  Motorola, Inc. ...........       40,000       2,655,000
  Telebras ADR..............       10,000       1,373,750
  Telefonica de Argentina SA
   ADR......................       70,000       2,537,500
  Telefonica de Espania.....       32,200       2,813,475
  Telefonos de Mexico SA
   ADR......................       80,000       3,550,000
                                             ------------
                                               21,650,950
                                             ------------
TOBACCO -- 1.6%
  Philip Morris Co.,
   Inc. ....................       95,000       4,180,000
                                             ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY GROWTH FUND

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
TRAVEL -- 0.7%
  Carnival Corp. Class A....       50,000    $  1,900,000
                                             ------------
  TOTAL COMMON STOCK.....................     258,978,157
                                             ------------
    (Cost $207,807,237)
TEMPORARY INVESTMENT -- 1.3%
  Fidelity Domestic Market
   Portfolio................    3,439,500       3,439,500
                                             ------------
   (Cost $3,439,500)
TOTAL INVESTMENTS -- 100.0%                  $262,417,657
   (Cost $211,246,737*)                      ------------

---------------

*   Cost for Federal income tax
    purposes -- $211,679,006
    The gross unrealized appreciation (depreciation)
    for Federal income tax purposes is as follows:
    Gross appreciation................... $ 50,925,144
    Gross depreciation...................     (186,493)
                                          ------------
                                          $ 50,738,651
                                          ------------
    +Non-income producing security.
    ADR -- American Depository Receipt

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      FOR THE YEAR ENDED MAY 31,
                                       ------------------------------------------------------------------------
                                                1997                    1996                     1995
                                       ----------------------   ----------------------   ----------------------
                                       INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL
                                       -------------   ------   -------------   ------   -------------   ------
Net asset value, beginning of
 period...............................   $   18.02     $18.05     $   14.77     $14.79     $   13.66     $13.68
                                          --------     ------      --------     ------      --------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................         .09        .05           .14        .10           .21        .18
 Net gain on securities (realized and
   unrealized)........................        4.66       4.66          3.46       3.47          1.21       1.21
                                          --------     ------      --------     ------      --------     ------
     Total from investment
       operations.....................        4.75       4.71          3.60       3.57          1.42       1.39
                                          --------     ------      --------     ------      --------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income.............................        (.09)      (.05)         (.14)      (.10)         (.20)      (.17)
 Dividends in excess of net investment
   income.............................        (.02)      (.01)         (.02)      (.02)         (.00)      (.00)
 Dividends from net realized capital
   gains..............................       (4.03)     (4.03)         (.19)      (.19)         (.00)      (.00)
 Dividends in excess of net realized
   capital gains......................        (.00)      (.00)         (.00)      (.00)         (.11)      (.11)
                                          --------     ------      --------     ------      --------     ------
     Total distributions..............       (4.14)     (4.09)         (.35)      (.31)         (.31)      (.28)
                                          --------     ------      --------     ------      --------     ------
Net asset value, end of period........   $   18.63     $18.67     $   18.02     $18.05     $   14.77     $14.79
                                          ========     ======      ========     ======      ========     ======
TOTAL RETURN..........................       29.57%     29.24%(3)     24.61%     24.34%(3)     10.62%     10.35%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)...............................   $ 255,594     $6,931     $ 166,671     $6,013     $ 119,634     $5,974
Ratio of expenses to average net
 assets...............................         .97%      1.22%         1.01%(1)   1.26%(2)      1.01%(1)   1.27%(2)
Ratio of net investment income to
 average net assets...................         .49%       .25%          .85%(1)    .60%(2)      1.53%(1)   1.23%(2)
Portfolio turnover rate...............         197%       197%           74%        74%           17%        17%
Average commission rate...............   $     .05     $  .05     $     .06     $  .06            --         --

                                         -----------------------------------------------------
                                                  1994                          1993
                                         ------------------------      -----------------------
                                         INSTITUTIONAL     RETAIL      INSTITUTIONAL   RETAIL
                                         -------------     ------      -------------   -------
Net asset value, beginning of
 period...............................      $ 13.78      $13.80          $ 13.13      $13.13
                                            -------      ------          -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................          .18         .15              .27         .23
 Net gain on securities (realized and
   unrealized)........................          .01         .00              .67         .68
                                            -------      ------          -------      ------
     Total from investment
       operations.....................          .19         .15              .94         .91
                                            -------      ------          -------      ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income.............................         (.18)       (.15)            (.27)       (.23)
 Dividends in excess of net investment
   income.............................         (.01)       (.00)            (.02)       (.01)
 Dividends from net realized capital
   gains..............................         (.11)       (.11)            (.00)       (.00)
 Dividends in excess of net realized
   capital gains......................         (.01)       (.01)            (.00)       (.00)
                                            -------      ------          -------      ------
     Total distributions..............         (.31)       (.27)            (.29)       (.24)
                                            -------      ------          -------      ------
Net asset value, end of period........      $ 13.66      $13.68          $ 13.78      $13.80
                                            =======      ======          =======      ======
TOTAL RETURN..........................         1.41%       1.12%(3)         7.20%       7.00%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)...............................      $90,446      $7,521          $85,256      $7,707
Ratio of expenses to average net
 assets...............................         1.07%       1.32%             .34%(1)     .59%(2)
Ratio of net investment income to
 average net assets...................         1.33%       1.08%            2.13%(1)    1.88%(2)
Portfolio turnover rate...............           15%         15%              15%         15%
Average commission rate...............           --          --               --          --

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been 1.03% and .83%, and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1993 would have been 1.01% and 1.46%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58%, and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1993 would have been 1.26% and 1.21%, respectively.

(3) Total return excludes sales charge.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY INCOME FUND

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK--95.2%
AEROSPACE -- 2.9%
  General Dynamics Corp. ......   14,500   $  1,085,687
  Northrop Grumman Corp. ......   15,600      1,322,100
  United Technologies Corp. ...   15,300      1,229,737
                                           ------------
                                              3,637,524
                                           ------------
AUTO-TRUCKS -- 2.5%
  Chrysler Corp. ..............   27,600        876,300
  Ford Motor Co. ..............   60,900      2,283,750
                                           ------------
                                              3,160,050
                                           ------------
AUTOMOTIVE PARTS-EQUIPMENT -- 1.4%
  Genuine Parts Co. ...........   54,100      1,812,350
                                           ------------
BANKING -- 15.9%
  Banc One Corp. ..............   71,600      3,096,700
  BankAmerica Corp. ...........   18,100      2,115,437
  Bankers Trust New York
   Corp. ......................   18,800      1,590,950
  Citicorp ....................    7,650        874,969
  Fleet Financial Group,
   Inc. .......................   37,800      2,310,525
  J.P. Morgan & Co., Inc. .....   18,900      2,031,750
  Mellon Bank Corp. ...........   20,800      1,820,000
  Norwest Corp. ...............   41,800      2,236,300
  PNC Bank Corp. ..............   40,400      1,691,750
  Wachovia Corp. ..............   40,900      2,489,787
                                           ------------
                                             20,258,168
                                           ------------
BUILDING & BUILDING SUPPLIES -- 2.9%
  Armstrong World Industries,
   Inc. .......................    6,500        442,000
  Masco Corp. .................   82,700      3,214,962
                                           ------------
                                              3,656,962
                                           ------------
BUSINESS SERVICES -- 0.3%
  Dun & Bradstreet Corp. ......   16,100        420,612
                                           ------------

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
CHEMICALS -- 6.2%
  BetzDearborn, Inc. ..........   27,200   $  1,734,000
  Dow Chemical Co. ............   10,000        833,750
  E.I. DuPont de Nemours &
   Co. ........................   23,900      2,602,112
  Rpm, Inc. OH ................  127,000      2,405,062
  WD-40 Co. ...................    6,400        356,800
                                           ------------
                                              7,931,724
                                           ------------
COMPUTERS -- 1.0%
  International Business
   Machines Corp. .............   14,600      1,262,900
                                           ------------
DIVERSIFIED -- 2.3%
  Minnesota Mining &
   Manufacturing Co. ..........   18,000      1,651,500
  Textron, Inc. ...............   10,800      1,279,800
                                           ------------
                                              2,931,300
                                           ------------
DRUGS & HEALTH CARE -- 0.7%
  Bristol-Myers Squibb Co. ....   11,600        851,150
                                           ------------
ELECTRICAL EQUIPMENT -- 4.9%
  Cooper Industries, Inc. .....   26,100      1,331,100
  General Electric Co. ........   22,300      1,346,362
  Hubbell, Inc. ...............   38,300      1,742,650
  Thomas & Betts Corp. ........   34,900      1,775,537
                                           ------------
                                              6,195,649
                                           ------------
FINANCIAL SERVICES -- 2.1%
  Beneficial Corp. ............   15,700      1,008,725
  Federal National Mortgage
   Association ................   38,200      1,666,475
                                           ------------
                                              2,675,200
                                           ------------
FOOD & BEVERAGE -- 0.5%
  General Mills, Inc. .........    9,100        575,575
                                           ------------
HOME APPLIANCES -- 1.1%
  Maytag Corp. ................   49,900      1,334,825
                                           ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY INCOME FUND

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
INSURANCE -- 3.4%
  Cigna Corp. .................   10,200   $  1,772,250
  Marsh & McLennan
   Cos., Inc. .................   13,900      1,831,325
  The Chubb Corp. .............   10,802        658,922
                                           ------------
                                              4,262,497
                                           ------------
MACHINERY & HEAVY EQUIPMENT -- 0.5%
  Caterpillar, Inc. ...........    6,700        654,088
                                           ------------
METALS & MINING -- 1.8%
  Aluminum Company of
   America ....................   15,700      1,155,913
  USX-U.S. Steel Group,
   Inc. .......................   34,700      1,119,075
                                           ------------
                                              2,274,988
                                           ------------
OFFICE & BUSINESS EQUIPMENT -- 2.4%
  Pitney Bowes, Inc. ..........   17,500      1,229,375
  Xerox Corp. .................   27,600      1,869,900
                                           ------------
                                              3,099,275
                                           ------------
OIL & GAS -- 16.8%
  Atlantic Richfield Co. ......   13,600      1,978,800
  Chevron Corp. ...............   67,500      4,725,000
  Exxon Corp. .................   77,800      4,609,650
  Mobil Corp. .................   25,100      3,510,863
  Royal Dutch Petroleum Co. ...   15,200      2,967,800
  Texaco Inc. .................   32,500      3,546,563
                                           ------------
                                             21,338,676
                                           ------------
PAPER & FOREST PRODUCTS -- 1.0%
  Weyerhaeuser Co. ............   25,800      1,286,775
                                           ------------
RAILROADS -- 1.5%
  Union Pacific Corp. .........   27,900      1,890,225
                                           ------------
REAL ESTATE -- 3.4%
  Arden Realty Group ..........   39,800      1,029,825
  Duke Realty Investments
   Inc. .......................   59,200      2,257,000
  Sun Communities, Inc. .......   32,000      1,044,000
                                           ------------
                                              4,330,825
                                           ------------
                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
RETAIL MERCHANDISING -- 3.7%
  Intimate Brands, Inc. .......   34,800   $    743,850
  May Department Stores Co. ...   36,100      1,701,213
  Penney, J.C. Co. ............   44,100      2,271,150
                                           ------------
                                              4,716,213
                                           ------------
TOBACCO -- 4.6%
  American Brands, Inc. .......   40,500      1,984,500
  Philip Morris Co., Inc. .....   73,600      3,238,400
  UST, Inc. ...................   20,500        584,250
                                           ------------
                                              5,807,150
                                           ------------
UTILITIES-ELECTRIC -- 4.4%
  American Water Works Co.,
   Inc. .......................   18,600        399,900
  Consolidated Edison Co.,
   Inc. .......................   54,500      1,587,313
  Dominion Resources, Inc. ....   39,300      1,360,763
  Florida Progress Corp. ......   20,300        596,313
  Kansas City Power & Light
   Co. ........................   11,600        323,350
  Wisconsin Energy Corp. ......   56,900      1,372,713
                                           ------------
                                              5,640,352
                                           ------------
UTILITIES-GAS & ELECTRIC -- 0.5%
  LG&E Energy Corp. ...........   29,000        667,000
                                           ------------
UTILITIES-TELEPHONE -- 5.4%
  Ameritech Corp. .............   28,100      1,840,550
  BellSouth Corp. .............   36,000      1,633,500
  GTE Corp. ...................   50,400      2,223,900
  NYNEX Corp. .................   21,500      1,155,625
                                           ------------
                                              6,853,575
                                           ------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA EQUITY INCOME FUND

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
WASTE COLLECTION & DISPOSAL -- 1.1%
  Browning-Ferris Industries,
   Inc. .......................   33,200   $  1,087,300
  Ogden Corp. .................   13,900        271,050
                                           ------------
                                              1,358,350
                                           ------------
  TOTAL COMMON STOCK.....................   120,883,978
                                           ------------
    (Cost $100,133,656)

PREFERRED STOCK -- 2.5%
FINANCIAL -- 0.9%
  American General Delaware
   L.L.C. .....................   18,700      1,098,625
                                           ------------
PAPER & FOREST PRODUCTS -- 1.2%
  International Paper Co.
   5.25% ......................   29,600      1,505,900
                                           ------------
METALS & MINING -- 0.4%
  Cyprus AMAX Minerals
   Convertible Preferred ......   10,200        554,625
                                           ------------
  TOTAL PREFERRED STOCK..................     3,159,150
                                           ------------
    (Cost $3,064,515)

                                   PAR
                                  (000)       VALUE
                                ---------  ------------
CONVERTIBLE BOND -- 1.0%
OIL & GAS -- 1.0%
  Consolidated Natural Gas
    7.25%......................  $ 1,245   $  1,332,150
                                           ------------
    (Cost $1,326,993)

                                 NUMBER
                                OF SHARES
                                ---------
TEMPORARY INVESTMENT -- 1.3%
  Fidelity Domestic Market
   Portfolio.................   1,644,372       1,644,372
                                             ------------
    (Cost $1,644,372)

TOTAL INVESTMENTS -- 100.0%                  $127,019,650
                                             ============
    (Cost $106,169,536*)
---------------
*Cost for Federal income tax purposes -- $106,185,966.
The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
  Gross appreciation.....................    $ 21,451,591
  Gross depreciation.....................        (617,907)
                                             ------------
                                             $ 20,833,684
                                             ------------

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             FOR THE YEAR ENDED MAY 31,
                                                 ------------------------------------------------        FOR THE PERIOD
                                                         1997                       1996               ENDED MAY 31, 1995
                                                 ---------------------    -----------------------  ---------------------------
                                                 INSTITUTIONAL  RETAIL    INSTITUTIONAL    RETAIL  INSTITUTIONAL(3)  RETAIL(3)
                                                 -------------  ------    -------------    ------  ---------------   ---------
Net asset value, beginning of period............. $   12.66     $12.65       $ 11.01       $11.01       $  10.00       $10.26
                                                   --------     ------       -------       ------        -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................      0.30       0.31          0.34         0.33           0.34         0.26
  Net gain on securities (realized and
    unrealized)..................................      2.73       2.68          1.79         1.77           0.94         0.75
                                                   --------     ------       -------       ------        -------       ------
      Total from investment operations...........      3.03       2.99          2.13         2.10           1.28         1.01
                                                   --------     ------       -------       ------        -------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income...........     (0.31)     (0.27)        (0.34)       (0.32)         (0.27)       (0.26)
  Dividends from net realized capital gains......     (0.51)     (0.51)        (0.14)       (0.14)          0.00         0.00
                                                   --------     ------       -------       ------        -------       ------
    Total distributions..........................     (0.82)     (0.78)        (0.48)       (0.46)         (0.27)       (0.26)
                                                   --------     ------       -------       ------        -------       ------
Net asset value, end of period................... $   14.87     $14.86       $ 12.66       $12.65       $  11.01       $11.01
                                                   ========     ======       =======       ======        =======       ======
TOTAL RETURN.....................................     24.62%     24.33%(5)     19.72%       19.37%(5)      14.34%(4)    13.18%(4,5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)............. $ 127,130     $  410       $61,978       $  263       $ 36,194       $  125
Ratio of expenses to average net assets..........      1.01%      1.26%         1.06%(1)     1.31%(2)       0.99%(1,4)   1.41%(2,4)
Ratio of net investment income to average net
  assets.........................................      2.44%      2.17%         3.02%(1)     2.75%(2)       3.87%(1,4)   3.45%(2,4)
Portfolio turnover rate..........................        35%        35%           53%          53%            12%          12%
Average commission rate.......................... $    0.05     $ 0.05       $  0.07       $ 0.07             --           --


(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.45% and 3.40%, respectively.

(3) Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

MAY 31, 1997                ARMADA FUNDS EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES

                                                               MID CAP REGIONAL     EQUITY GROWTH     EQUITY INCOME
                                                               ----------------     -------------     -------------
ASSETS
Investments at value (cost $179,561,503, $211,246,737 and
  $106,169,536, respectively)..............................      $208,450,168       $262,417,657      $127,019,650
Interest and dividends receivable..........................           243,229            275,148           529,720
Receivable for Fund shares sold............................           217,744            198,790           134,362
Receivable for investments sold............................         1,075,828                  0                 0
Futures variation margin...................................           229,125                  0                 0
Prepaid expenses...........................................             9,561                202            10,000
                                                                 ------------       ------------      ------------
TOTAL ASSETS...............................................       210,225,655        262,891,797       127,693,732
                                                                 ------------       ------------      ------------
LIABILITIES
Payable for Fund shares redeemed...........................           334,362             55,465            26,643
Payable for investments purchased..........................         5,471,305                  0                 0
Accrued expenses...........................................           180,176            310,841           127,033
                                                                 ------------       ------------      ------------
TOTAL LIABILITIES..........................................         5,985,843            366,306           153,676
                                                                 ------------       ------------      ------------
NET ASSETS.................................................      $204,239,812       $262,525,491      $127,540,056
                                                                 ============       ============      ============
NET ASSETS CONSIST OF:
Paid-in capital............................................      $165,320,337       $194,434,315      $102,664,620
Undistributed net investment income........................           513,666             15,984           521,495
Undistributed net realized gain on investments sold........         9,287,909         16,904,272         3,503,827
Undistributed net gain on futures..........................           154,260                  0                 0
Net unrealized appreciation on investments.................        28,888,665         51,170,920        20,850,114
Net unrealized appreciation on futures.....................            74,975                  0                 0
                                                                 ------------       ------------      ------------
                                                                 $204,239,812       $262,525,491      $127,540,056
                                                                 ============       ============      ============
Net Assets -- Institutional class..........................      $199,311,121       $255,594,342      $127,130,453
Shares outstanding -- Institutional class..................        13,157,819         13,722,856         8,547,743
Net asset value, Offering price and Redemption price per
  share -- Institutional class.............................      $      15.15        $     18.63       $     14.87
                                                                 ============       ============      ============
Net Assets -- Retail class.................................      $  4,928,691        $ 6,931,149       $   409,603
Shares outstanding -- Retail class.........................           329,602            371,276            27,558
Net asset value, and Redemption price per share -- Retail
  class....................................................      $      14.95        $     18.67       $     14.86
                                                                 ============       ============      ============
Maximum sales load charged -- Retail class.................              3.75%              3.75%             3.75%
Maximum offering price per Retail share....................      $      15.53        $     19.40       $     15.44
                                                                 ============       ============      ============

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

                            ARMADA FUNDS EQUITY SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1997

                                                               MID CAP REGIONAL     EQUITY GROWTH     EQUITY INCOME
                                                               ----------------     -------------     -------------
INVESTMENT INCOME:
  Dividends................................................       $2,363,553         $ 2,761,113       $ 3,064,483
  Interest.................................................                0             371,572            23,219
  Less foreign taxes withheld..............................                0                   0            (4,755)
                                                                 -----------         -----------       -----------
  Total investment income..................................        2,363,553           3,132,685         3,082,947
                                                                 -----------         -----------       -----------
EXPENSES:
  Investment Advisory fees.................................          982,053           1,612,194           669,107
  Administration fees......................................          130,930             208,810            89,214
  12b-1 fees...............................................           52,376              85,984            35,686
  Custodian fees...........................................           23,314              32,114            17,813
  Transfer Agent fees......................................           18,739              44,132            44,238
  Registration and filing fees.............................           17,432              31,319            15,655
  Distribution fees........................................           11,779              19,612             7,051
  Shareholder servicing fees - Retail class only...........           11,002              16,026               805
  Legal fees...............................................           10,211              13,119             6,576
  Miscellaneous............................................            8,159              13,007             4,880
  Audit fees...............................................            5,739               7,062             5,638
  Amortization of organization costs.......................            3,703                   0             4,456
  Trustees' fees...........................................            3,331               5,553             2,181
  Insurance................................................            1,734               2,852             1,146
  Printing and shareholder reports.........................            1,555               1,822             1,555
                                                                 -----------         -----------       -----------
  Total expenses...........................................        1,282,057           2,093,606           906,001
                                                                 -----------         -----------       -----------
NET INVESTMENT INCOME......................................        1,081,496           1,039,079         2,176,946
                                                                 -----------         -----------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments sold....................       12,634,349          47,980,337         4,439,199
  Net realized gain on futures.............................          154,260                   0                 0
  Net change in unrealized appreciation on investments.....       17,865,311          14,208,938        13,884,617
  Net change in unrealized appreciation on futures.........           74,975                   0                 0
                                                                 -----------         -----------       -----------
  Net gain on investments..................................       30,728,895          62,189,275        18,323,816
                                                                 -----------         -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......      $31,810,391         $63,228,354       $20,500,762
                                                                 ===========         ===========       ===========

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

                            ARMADA FUNDS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR ENDED MAY 31,
                                      -----------------------------------------------------------------------------------------
                                          1997           1996            1997           1996            1997           1996
                                      ------------   ------------    ------------   ------------    ------------   ------------
                                           MID CAP REGIONAL                 EQUITY GROWTH                  EQUITY INCOME
                                      ---------------------------    ---------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income...........  $ 1,081,496    $   624,287     $ 1,039,079    $ 1,249,081     $ 2,176,946    $ 1,490,209
    Net realized gain on investments
      sold..........................   12,634,349      6,946,356      47,980,337     18,678,577       4,439,199      3,007,247
    Net realized gain on futures....      154,260              0               0              0               0              0
    Net change in unrealized
      appreciation on investments...   17,865,311      8,581,960      14,208,938     12,169,917      13,884,617      4,208,227
    Net change in unrealized
      appreciation on futures.......       74,975              0               0              0               0              0
                                     ------------   ------------                   ------------    ------------   ------------
    Net increase in net assets
      resulting from operations.....   31,810,391     16,152,603      63,228,354     32,097,575      20,500,762      8,705,683
                                     ------------   ------------                   ------------    ------------   ------------
Distributions to shareholders from
  net investment income.............     (819,335)      (624,287)     (1,039,079)    (1,249,081)     (1,997,094)    (1,380,857)
Distributions to shareholders in
  excess of net investment income...            0         (4,975)       (173,123)      (169,648)              0              0
Distributions to shareholders from
  net realized capital gains........   (7,938,420)    (4,190,871)    (46,984,255)    (1,688,639)     (3,277,549)      (571,832)
Increase in net assets derived from
  capital share transactions........   77,191,102     38,103,845      74,810,230     18,085,295      50,072,896     19,169,791
                                     ------------   ------------                   ------------    ------------   ------------
Total increase in net assets........  100,243,738     49,436,315      89,842,127     47,075,502      65,299,015     25,922,785
                                     ------------   ------------                   ------------    ------------   ------------

NET ASSETS:
    Beginning of period.............  103,996,074     54,559,759     172,683,364    125,607,862      62,241,041     36,318,256
                                     ------------   ------------    ------------   ------------    ------------   ------------
    End of period................... $204,239,812   $103,996,074    $262,525,491   $172,683,364    $127,540,056    $62,241,041
                                     ============   ============    ============   ============    ============   ============
END OF PERIOD UNDISTRIBUTED NET
INVESTMENT INCOME...................  $   513,666    $   251,505     $    15,984    $   189,107     $   521,495    $   341,643
                                     ============   ============    ============   ============    ============   ============

                             See Accompanying Notes

LOGO                     NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue thirty-two classes of shares of beneficial interest, each of which evidences an interest in one of 16 investment funds:

  Money Market Fund

(Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares)

  Government Fund

(Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares)

  Treasury Fund

(Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares)

  Tax Exempt Fund

(Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares)

  Equity Growth Fund

(Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares)

  Fixed Income Fund

(Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares)

  Ohio Tax Exempt Fund

(Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares)

  National Tax Exempt Fund

(Class L "Institutional" shares and Class L-Special Series 1 "Retail" shares)

  Equity Income Fund

(Class M "Institutional" shares and Class M-Special Series 1 "Retail" shares)

  Mid Cap Regional Fund

(Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares)

  Enhanced Income Fund

(Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares)

  Total Return Advantage Fund

(Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares)

  Pennsylvania Tax Exempt Fund

(Class Q "Institutional" shares and Class Q-Special Series 1 "Retail" shares)

  Intermediate Government Fund

(Class R "Institutional" shares and Class R-Special Series 1 "Retail" shares)

  GNMA Fund

(Class S "Institutional" shares and Class S-Special Series 1 "Retail" shares)

  Pennsylvania Municipal Fund

(Class T "Institutional" shares and Class T-Special Series 1 "Retail" shares)

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

  Effective March 10, 1997, the Armada Equity Fund's name was changed to the Armada Equity Growth Fund.

  FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). A new investment advisory agreement between Inventor and affiliates of National City received shareholder approval in May 1996.

  On February 15 and March 18, 1996, the respective Boards of Trustees/Directors of the Trust and Inventor each approved the Agreement and Plan of Reorganization between the Trust and Inventor (the "Agreement"). Subsequently, a shareholder meeting

LOGO                         NOTES TO FINANCIAL STATEMENTS

was held to approve the Agreement; the unaudited results for the Inventor Equity Growth Fund are listed below:

                                SHARES VOTED
                       -------------------------------    PERCENT
                          FOR       AGAINST    ABSTAIN     VOTED
                       ---------    -------    -------    -------
Inventor Equity
  Growth Fund.......   4,185,300     6,923      2,554        92%

  The Reorganization was executed on September 9, 1996.

  As part of the Reorganization, on September 9, 1996, the Inventor Equity Growth Fund transferred all of its assets and liabilities with an approximate value of $47,517,535 (including $3,942,382 of net unrealized gain on investments) in exchange for shares of the former Armada Equity Fund. The Reorganization was executed as a tax-free reorganization in accordance with
Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), as amended.

  In accordance with provisions of the Agreement, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Mid Cap Regional, Equity Growth and Equity Income Funds (the "Funds") in preparation of their financial statements.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Equity Growth and Equity Income Funds are declared and paid quarterly; dividends from the net investment income of the Mid Cap Regional Fund are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

LOGO                  NOTES TO FINANCIAL STATEMENTS

  ORGANIZATIONAL COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

  FUTURES: Each Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or to maintain liquidity. When investing in futures contracts, the Fund bears the market risk that arises from changes in the value of these financial instruments. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

  REPURCHASE AGREEMENTS: Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

3. INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Bank, National City Bank of Columbus and National City Bank of Kentucky (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. For the year ended May 31, 1997, the Advisers have earned fees as follows:

Mid Cap Regional Fund......................   $  982,053
Equity Growth Fund.........................    1,612,194
Equity Income Fund.........................      669,107

  At May 31, 1997, advisory fees accrued and unpaid amounted to:

Mid Cap Regional Fund........................   $114,908
Equity Growth Fund...........................    163,144
Equity Income Fund...........................     75,101

  The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% on an annualized basis of the net asset value of the Retail shares of the Mid Cap Regional, Equity Growth, and Equity Income Funds. For the year ended May 31, 1997, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:

Mid Cap Regional Fund..........................   $6,374
Equity Growth Fund.............................    9,943
Equity Income Fund.............................      455

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. For the year ended May 31, 1997,

LOGO                   NOTES TO FINANCIAL STATEMENTS

National City Bank has earned custodian fees as follows:

Mid Cap Regional Fund.........................   $23,314
Equity Growth Fund............................    32,114
Equity Income Fund............................    17,813

  Pursuant to Board of Trustees' approval, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor"), began serving as the Trust's Distributor on March 10, 1997. Each Fund pays a fee to the Distributor for distributing its shares. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor for services provided and expenses assumed in providing advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual base fee of $1,250,000 plus incentive fees related to asset growth which are allocated among the investment funds with respect to which the Distributor is distributing shares.

  440 Financial Distributors, Inc., ("440") a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., served as the Trust's distributor until March 7, 1997. Each Fund reimbursed 440 for direct and indirect expenses incurred in performing distribution services, up to a maximum of .10% per annum of the average net assets of the Fund, inclusive of an annual fee of $250,000, which was allocated among the investment funds for which 440 was distributing shares.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the year ended May 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

  PFPC Inc. ("PFPC") serves as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund pays PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses. An officer of PFPC serves as Treasurer to the Trust.

4.  PURCHASES AND SALES OF SECURITIES
  During the fiscal year ended May 31, 1997, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                PURCHASES         SALES
                               ------------    ------------
Mid Cap Regional Fund.......   $149,323,909    $ 83,068,922
Equity Growth Fund..........    418,143,792     393,514,625
Equity Income Fund..........     76,934,043      30,028,859

5.  FUTURES CONTRACTS
  The Mid Cap Regional Fund had the following open futures contracts at May 31, 1997:

                                                       UNREALIZED
                 NUMBER OF    CONTRACT    EXPIRATION      GAIN
                 CONTRACTS     VALUE         DATE        (LOSS)
                 ---------   ----------   ----------   ----------
Standard & Poors
  400 Mid Cap
  Stock Index
  Futures........     15     $2,097,375         6/97    $ 74,975

  The aggregate market value of cash or eligible securities pledged to cover margin requirements for open futures positions at May 31, 1997 was $6,700,000.

6.  SHARES OF BENEFICIAL INTEREST
  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following page for the Mid Cap Regional, Equity Growth, and Equity Income Funds.

LOGO                      NOTES TO FINANCIAL STATEMENTS

                                                                   FOR THE YEAR ENDED MAY 31, 1997
                                                        ------------------------------------------------------
                                                           INSTITUTIONAL CLASS              RETAIL CLASS
                                                        --------------------------     -----------------------
                                                         SHARES          VALUE          SHARES        VALUE
                                                        ---------     ------------     --------     ----------
MID CAP REGIONAL FUND
Shares sold.........................................    6,042,026     $ 83,857,858       57,754     $  777,378
Shares reinvested...................................      262,351        3,565,347       18,744        251,734
Shares repurchased..................................     (725,713)      (9,823,087)    (110,151)    (1,438,128)
                                                       ----------    -------------    ---------    -----------
Net increase (decrease).............................    5,578,664     $ 77,600,118      (33,653)    $ (409,016)
                                                       ==========    =============    =========    ===========
EQUITY GROWTH FUND
Shares sold.........................................    7,181,302     $124,275,293       41,911     $  770,395
Shares issued in Reorganization.....................    2,631,093       47,517,535           --             --
Shares reinvested...................................      943,703       15,463,981       73,923      1,215,567
Shares repurchased..................................   (6,282,893)    (113,035,710)     (77,687)    (1,396,831)
                                                       ----------    -------------    ---------    -----------
Net increase........................................    4,473,205     $ 74,221,099       38,147     $  589,131
                                                       ==========    =============    =========    ===========
EQUITY INCOME FUND
Shares sold.........................................    4,394,354     $ 60,026,833        7,046     $   96,190
Shares reinvested...................................      199,623        2,708,195        1,252         16,939
Shares repurchased..................................     (941,262)     (12,754,028)      (1,536)       (21,233)
                                                       ----------    -------------    ---------    -----------
Net increase........................................    3,652,715     $ 49,981,000        6,762     $   91,896
                                                       ==========    =============    =========    ===========

                                                                   FOR THE YEAR ENDED MAY 31, 1996
                                                        ------------------------------------------------------
                                                           INSTITUTIONAL CLASS              RETAIL CLASS
                                                        --------------------------     -----------------------
                                                         SHARES          VALUE          SHARES        VALUE
                                                        ---------     ------------     --------     ----------
MID CAP REGIONAL FUND
Shares sold.........................................    3,553,432     $ 43,074,191      132,190     $1,555,313
Shares reinvested...................................      164,496        1,952,570       23,802        279,433
Shares repurchased..................................     (617,848)      (7,454,369)    (109,477)    (1,303,293)
                                                        ---------     ------------    ---------    -----------
Net increase........................................    3,100,080     $ 37,572,392       46,515     $  531,453
                                                        =========     ============    =========    ===========
EQUITY GROWTH FUND
Shares sold.........................................    2,422,785     $ 40,752,444       24,434     $  410,314
Shares reinvested...................................       85,415        1,411,255        6,672        110,500
Shares repurchased..................................   (1,360,891)     (22,930,435)    (102,003)    (1,668,783)
                                                        ---------     ------------    ---------    -----------
Net increase (decrease).............................    1,147,309     $ 19,233,264      (70,897)   $(1,147,969)
                                                        =========     ============    =========    ===========
EQUITY INCOME FUND
Shares sold.........................................    1,795,994     $ 21,331,893       15,409     $  182,565
Shares reinvested...................................       91,943        1,090,733          646          7,713
Shares repurchased..................................     (279,278)      (3,363,743)      (6,573)       (79,370)
                                                        ---------     ------------    ---------    -----------
Net increase........................................    1,608,659     $ 19,058,883        9,482     $  110,908
                                                        =========     ============    =========    ===========

LOGO                 REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Armada Funds

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Armada Equity Growth Fund, Armada Equity Income Fund, and Armada Mid Cap Regional Fund (the "Funds") as of May 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian, as of May 31, 1997, and confirmation of securities not held by the custodian, by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Armada Equity Growth Fund, Armada Equity Income Fund, and Armada Mid Cap Regional Fund at May 31, 1997, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

                                                             Ernst & Young LLP
Philadelphia, PA
July 3, 1997

LOGO                        ARMADA FUNDS

BOARD OF TRUSTEES
                            Robert D. Neary
                              Chairman and President
                              Retired Co-Chairman, Ernst & Young
                              Director, Cold Metal Products, Inc.
                              Director, Zurn Industries, Inc.

                            Thomas R. Benua, Jr.
                              Chairman, EBCO Manufacturing Company

                            Leigh Carter
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company
                              Director, Adams Express Company
                              Director, Acromed Corporation
                              Director, Petroleum & Resources Corp.
                              Director, Morrison Products

                            John F. Durkott
                              President and Chief Operating Officer,
                                 Kittle's Home Furnishings Center, Inc.

                            Richard W. Furst, Dean
                              Professor of Finance and Dean,
                                 Carol Martin Gatton College of Business
                                 and Economics, University of Kentucky
                              Director, The Seed Corporation
                              Director, Foam Design, Inc.

                            J. William Pullen
                              President and Chief Executive Officer,
                                 Whayne Supply Company
                              President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                            Richard B. Tullis
                              Chairman Emeritus, Harris Corporation
                              Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

LOGO                    NOTES

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